OTHER RECEIVABLES	12 Months Ended
Mar. 31, 2022
OTHER RECEIVABLES
OTHER RECEIVABLES

Note 9 - OTHER RECEIVABLES

	As of	As of
	March 31, 2022	March 31, 2021
	USD	USD

Other receivables	24,621,834	10,368,959
Allowance for uncollectible other receivables	(4,621,834)	—
Other receivables, net	20,000,000	10,368,959
Other receivables – current	20,000,000	8,872,838
Other receivables – non-current	—	1,496,121

To further diversify our business, in July 2019, the Company entered into a business development agreement with a third-party vender named Beijing Jiuzheng Network Technology Co., Ltd for the purpose of expanding its loan recommendation service in the consumer financing market. Due to changes in market dynamics, both parties executed an amendment in November 2019 with the intention of establishing an e-commence online trading marketplace. In connection with the original agreement and subsequent amendment (the “Transactions”), a deposit of approximately US$30.9 million was paid to the counter party. The Transactions were reported to the Board afterwards in late November 2019. After reviewing the Transactions, the Board concluded that it is in the best interest for the Company to terminate the business cooperation with the vender in order to avoid significant expenditures and reduce uncertainties associated with the related business development. Meantime, an independent law firm was engaged by the Company’s Audit Committee to assess the independence of the counter party in the Transactions. The law firm’s assessment report concluded the counter party in the Transactions is not related to the Company. The Company therefore decided to terminate the agreement at the end of November 2019. Due to business disruption caused by COVID-19 pandemic, the Company, through a series of negotiations, finally entered a termination agreement with the vender on April 8, 2020. Pursuant to the settlement agreement, the Company terminated the Transactions with the vender. For the deposit made by the Company, the vender agreed to refund approximately US$15.5 million by May 2020 and the remaining balance shall be refunded on monthly basis of approximately US$693,905 in next two years with an annual interest charge of 2%. The repayment by the counterparty is guaranteed by a licensed guarantee company in the PRC with registered capital of approximately US$142.9 million. During the year ended March 31, 2022, the third-party vendor has refunded approximately a total of $6.1 million and the remaining balance of approximately US$4.5 million was estimated uncollectible due to the impact of COVID-19 pandemic on the third-party vendor. Therefore, the Company made a full allowance for the remaining balance of US$4.6 million for the year ended March 31, 2022. By the end of June 2022, the Company has initiated legal proceedings against Jiuzheng Company for its defaults.

In January 2022, the Company borrowed a total of US$35.2 million from a related-party, SOS Information Technology New York, Inc. (Refer to Note15). To expand business channels between China and US market on medical products and medical equipment, at the ended of March 2022, the Company entered into Business Development Agreements (“Agreements”) with four third-party individuals, who were experienced in China’s medical industry, to seek for potential opportunities in healthcare industry. Pursuant to the Agreements, the term for the agreements was one year and the Company would provide US$5.0 million to each of the four individuals with a 5% annual interest rate. In early July 2022, both the four individuals and the Company agreed to terminated the Agreements in advance. On July 8, 2022, the four individuals returned a total of US$20.0 million principal and US$0.3 million interest income.